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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 13, 2005
                                                    (October 10, 2005)
                                                 ------------------------------

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-1667                  31-4421866
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)              File Number No.)        Identification No.)

      3776 South High Street, Columbus, Ohio                       43207
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     (Address of principal executive offices)                    (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On October 10, 2005, Bob Evans Farms, Inc. (the "Company") entered into a severance agreement (the "Agreement") with Stewart K. Owens in connection with Mr. Owens' resignation from the Company's Board of Directors and from his positions as the Company's Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer, effective August 9, 2005. Among other terms, the Agreement provides that Mr. Owens will receive a lump sum payment of $1,544,639.17, less appropriate withholding amounts, on or about July 1, 2006. This payment is equal to 24 months' salary, 16.5 weeks' severance pay and $5,000 for out placement assistance. The Agreement also provides that the Company will continue to pay its share of the premiums on Mr. Owens' group health insurance coverage until August 9, 2007, or until Mr. Owens becomes eligible for health insurance coverage through a new employer, whichever is earlier.

                  In consideration of the payments and benefits to be received under the Agreement, Mr. Owens agrees to release his rights under his 1989 and 2002 Change in Control Agreements with the Company, except certain limited rights as specified in the Agreement. In addition, Mr. Owens agrees to release any and all claims, demands and liabilities of any kind whatsoever, whether known or unknown, vested or contingent, which Mr. Owens had, has or may have against the Company, its parents, subsidiaries, affiliates, directors, officers and others with respect to any matter, cause or thing whatsoever which occurred prior to the execution of the Agreement. Mr. Owens will forfeit any and all rights which have not yet vested under the Company's employee benefit and compensation programs. The credit the company receives from the forfeiture of these unvested benefits will largely offset the charge associated with the lump sum payment described above. All amounts will be recorded in the second quarter of the Company's fiscal year, and the impact on the quarter will be de minimis. The Agreement also contains a covenant by Mr. Owens that he will not disclose any of the Company's confidential information or trade secrets.

                  In accordance with the Age Discrimination in Employment Act, as amended, the Agreement provides that Mr. Owens has seven days following his execution of the Agreement to revoke the Agreement.

                  The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.


ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

                  The information set forth above in Item 1.01 regarding the release of Mr. Owens' rights under his 1989 and 2002 Change in Control Agreements with the Company is hereby incorporated into this Item 1.02 by reference.



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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  Financial Statements of Business Acquired - Not Applicable

           (b)  Pro Form Financial Information -  Not applicable

           (c)  Exhibits:

                  10.1 Agreement, dated as of October 10, 2005, between Stewart K. Owens and Bob Evans Farms, Inc.


   [Remainder of page intentionally left blank; signature on following page.]


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOB EVANS FARMS, INC.


Dated:  October 13, 2005               By: /s/ Tod P. Spornhauer
                                          --------------------------
                                           Tod P. Spornhauer
                                           Senior Vice President of Finance,
                                              Controller, Assistant Treasurer
                                              and Assistant Secretary


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated October 13, 2005


 Exhibit No.                                 Description
 -----------                                 -----------

    10.1 Agreement, dated as of October 10, 2005, between Stewart K. Owens and Bob Evans Farms, Inc.





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